Equity Method Investments	12 Months Ended
Aug. 31, 2013
Equity Method Investments [Abstract]
Equity Method Investments [Text Block]
(5)  Equity Method Investments

Equity method investments as of August 31, 2013 and 2012, were as follows (in millions, except percentages):

	2013		2012
	Carrying Value	Ownership Percentage	Carrying Value	Ownership Percentage
Alliance Boots	$6,261	45%	$6,140	45%
Other equity method investments	7	30% - 50%	7	30% - 50%
Total Equity Method Investments	$6,268		$6,147

Alliance Boots

On August 2, 2012, pursuant to a Purchase and Option Agreement dated June 18, 2012, by and among the Company, Alliance Boots GmbH and AB Acquisitions Holdings Limited (the Purchase and Option Agreement), the Company acquired 45% of the issued and outstanding share capital of Alliance Boots in exchange for $4.025 billion in cash and approximately 83.4 million shares of Company common stock.  The Purchase and Option Agreement also provides, subject to the satisfaction or waiver of specified conditions, a call option that gives the Company the right, but not the obligation, to acquire the remaining 55% of Alliance Boots (second step transaction) in exchange for an additional £3.1 billion in cash (approximately $4.9 billion using August 31, 2013 exchange rates) as well as an additional 144.3 million Company shares, subject to certain adjustments.  If the Company exercises the call option, in certain limited circumstances, the Company may be required to make the entire second step transaction payment in cash.  The call option can be exercised by the Company during the six-month period beginning February 2, 2015.  In addition, in certain circumstances, if the Company does not exercise the call option, or the Company has exercised the call option but the second step transaction does not close, the Company's ownership of Alliance Boots will reduce from 45% to 42% in exchange for nominal consideration.  The Company's equity earnings, initial investment and the call option exclude the Alliance Boots minority interest in Galenica Ltd. (Galenica).  The Alliance Boots investment in Galenica was distributed to the Alliance Boots shareholders other than the Company in May 2013, which had no impact on the Company's financial results.

The call option was valued using a Monte Carlo simulation using assumptions surrounding Walgreens equity value as well as the potential impacts of certain provisions of the Purchase and Option Agreement that are described in the Form 8-K filed by the Company on June 19, 2012.  The call option is accounted for at cost and subsequently adjusted for foreign currency translation gains or losses.  The final purchase price allocation resulted in $6.1 billion of the total consideration being allocated to the investment and $866 million being allocated to the call option based on their relative fair values.

The Company accounts for its 45% investment in Alliance Boots using the equity method of accounting.   Investments accounted for under the equity method are recorded initially at cost and subsequently adjusted for the Company's share of the net income or loss and cash contributions and distributions to or from these entities.  Because the underlying net assets in Alliance Boots are denominated in a foreign currency, translation gains or losses will impact the recorded value of the Company's investment.  The Company utilizes a three-month lag in reporting equity income in Alliance Boots and as a result, only 10 months results of Alliance Boots were recorded in fiscal 2013.  The Company's investment is recorded as "Equity investment in Alliance Boots" in the Consolidated Balance Sheets.

The Company's initial investment in Alliance Boots exceeded its proportionate share of the net assets of Alliance Boots by $2.4 billion. This premium of $2.4 billion is recognized as part of the carrying value in the Company's equity investment in Alliance Boots.  The difference is primarily related to the fair value of Alliance Boots indefinite-lived intangible assets and goodwill.  The Company's equity method income from the investment in Alliance Boots is adjusted to reflect the amortization of fair value adjustments in certain definite-lived assets of Alliance Boots.  The Company's incremental amortization expense associated with the Alliance Boots investment was approximately $57 million during fiscal 2013, largely consisting of the inventory step-up, which was amortized over the first inventory turn.

During July 2013, the UK Government enacted a law to reduce the UK corporate tax rate applicable from April 2014.  The non-cash impact of this change will be recorded in fiscal 2014 due to the three-month lag.

Other Equity Method Investments

Other equity method investments relate to joint ventures associated with the Company's infusion and respiratory businesses.  These investments are included within other non-current assets on the Consolidated Balance Sheets.  The Company's share of equity income is reported within selling, general and administrative expenses in the Consolidated Statements of Comprehensive Income.
Summarized Financial Information
Summarized financial information for the Company's equity method investees is as follows:
Balance Sheet (in millions)
	At August 31,
	2013(1)	2012(1)
Current Assets	$8,906	$9,193
Non-Current Assets	19,484	20,085
Current Liabilities	7,204	7,254
Non-Current Liabilities	12,228	13,269
Shareholders' Equity (2)	8,958	8,755

Income Statement (in millions)
	Year Ended August 31,
	2013(3)	2012	2011
Net Sales	$30,446	$37	$37
Gross Profit	6,391	17	19
Net Earnings	1,022	2	5
Share of income from investments accounted for using the equity method(3)	345	1	2

(1) Net assets in Alliance Boots are translated at the May 31, 2013 spot rate of $1.52 to one British pound Sterling, corresponding to the three-month lag.  Fiscal 2012 net assets in Alliance Boots were translated at a spot rate of $1.57 to one British pound Sterling.
(2) Shareholders' equity at August 31, 2013 and 2012, includes $374 million and $380 million related to non-controlling interests, respectively.
(3) The Company utilizes a three-month lag in reporting its share of equity income in Alliance Boots.  Earnings reflect $57 million, $44 million net of tax, of incremental acquisition-related amortization for the ten-month period ending August 31, 2013.  Earnings in Alliance Boots are translated at the average exchange rate of $1.57 to one British pound Sterling for the year ended August 31, 2013.  Ten months of operating results are presented for Alliance Boots in fiscal 2013 corresponding to the three-month lag after closing the investment on August 2, 2012.  Walgreens Boots Alliance Development GmbH operations are excluded from these results as the Company consolidates the joint venture.